Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Fourth Quarter 2020

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of December 31, 2020
Dollars in thousands, except per share and unit	4Q 2020	YTD 2020	1Q 2021	Full-Year 2021

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$26,532	$64,266	--	--
Net income/(loss) attributable to common stockholders	$25,481	$60,036	--	--
Income/(loss) per weighted average common share, diluted	$0.09	$0.20	$0.14 to $0.16	$0.13 to $0.25

Per Share Metrics
FFO per common share and unit, diluted	$0.39	$1.85	$0.45 to $0.47	$1.87 to $1.99
FFO as Adjusted per common share and unit, diluted	$0.49	$2.04	$0.46 to $0.48	$1.88 to $2.00
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.43	$1.86	$0.43 to $0.45	$1.70 to $1.82
Dividend declared per share and unit	$0.36	$1.44	$0.3625	$1.45

Combined Same-Store Operating Metrics (2)
Combined Revenue growth/(decline) (Cash basis)	-5.9%	-2.8%	--	(2.50%) - 0.50%
Combined Revenue growth/(decline) (Straight-line basis)	-4.5%	-1.7%	--	(4.50%) - (1.50%)
Combined Expense growth	4.8%	3.7%	--	1.00% - 4.00%
Combined NOI growth/(decline) (Cash basis)	-10.1%	-5.4%	--	(4.00%) - 0.00%
Combined NOI growth/(decline) (Straight-line basis)	-8.1%	-3.9%	--	(6.50%) - (2.50%)
Combined Physical Occupancy	96.1%	96.3%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Combined Same-Store (2)	45,088	141	88.8%
Acquired JV Same-Store Portfolio (2)	(3,619)	(11)	-7.2%
UDR Same-Store	41,469	130	81.6%
Stabilized, Non-Mature	1,535	5	2.6%
Acquired JV Same-Store Portfolio (2)	3,619	11	7.2%
Acquired Communities	1,072	2	0.6%
Development, completed	202	-	0.1%
Non-Residential / Other	N/A	N/A	3.8%
Joint Venture (3)	2,837	13	4.1%
Total completed homes	50,734	161	100%
Held for Disposition	679	2	-
Under Development	1,176	5	-
Total Quarter-end homes (3)(4)	52,589	168	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	4Q 2020	4Q 2019
Consolidated Interest Coverage Ratio	4.6x	5.0x
Consolidated Fixed Charge Coverage Ratio	4.5x	4.9x
Consolidated Debt as a percentage of Total Assets	34.9%	34.2%
Consolidated Net Debt-to-EBITDAre	6.8x	6.1x

(1)	See Attachment 16 for definitions, other terms and reconciliations.
(2)	Amounts include the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR during all periods presented. These communities were stabilized as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 2,644 homes that are part of the Developer Capital Program as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share amounts	2020	2019	2020	2019

REVENUES:
Rental income (2)	$301,176	$302,745	$1,236,096	$1,138,138
Joint venture management and other fees	1,208	2,073	5,069	14,055
Total revenues	302,384	304,818	1,241,165	1,152,193

OPERATING EXPENSES:
Property operating and maintenance	50,359	47,245	201,944	178,947
Real estate taxes and insurance	45,965	40,264	180,450	150,888
Property management	8,659	8,703	35,538	32,721
Other operating expenses	6,153	2,800	22,762	13,932
Real estate depreciation and amortization	146,135	143,464	608,616	501,257
General and administrative	11,978	14,531	49,885	51,533
Casualty-related charges/(recoveries), net	778	1,316	2,131	474
Other depreciation and amortization	2,074	1,713	10,013	6,666
Total operating expenses	272,101	260,036	1,111,339	936,418

Gain/(loss) on sale of real estate owned	57,974	-	119,277	5,282
Operating income	88,257	44,782	249,103	221,057

Income/(loss) from unconsolidated entities (2)	4,516	118,486	18,844	137,873
Interest expense	(37,874)	(37,124)	(153,516)	(141,323)
Cost associated with debt extinguishment and other	(24,650)	(23,311)	(49,190)	(29,594)
Total interest expense	(62,524)	(60,435)	(202,706)	(170,917)
Interest income and other income/(expense), net (3)	(1,030)	2,406	6,274	15,404

Income/(loss) before income taxes	29,219	105,239	71,515	203,417
Tax (provision)/benefit, net	(668)	(2)	(2,545)	(3,838)

Net Income/(loss)	28,551	105,237	68,970	199,579
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership (4)	(1,929)	(7,235)	(4,543)	(14,426)
Net (income)/loss attributable to noncontrolling interests	(90)	(43)	(161)	(188)

Net income/(loss) attributable to UDR, Inc.	26,532	97,959	64,266	184,965
Distributions to preferred stockholders - Series E (Convertible)	(1,051)	(1,031)	(4,230)	(4,104)

Net income/(loss) attributable to common stockholders	$25,481	$96,928	$60,036	$180,861

Income/(loss) per weighted average common share - basic:	$0.09	$0.33	$0.20	$0.63
Income/(loss) per weighted average common share - diluted:	$0.09	$0.33	$0.20	$0.63

Common distributions declared per share	$0.3600	$0.3425	$1.4400	$1.3700

Weighted average number of common shares outstanding - basic	294,301	293,107	294,545	285,247
Weighted average number of common shares outstanding - diluted	294,805	294,073	294,927	286,015

(1)	See Attachment 16 for definitions and other terms.
(2)	During the three months ended December 31, 2020, UDR collected 95.4% of billed residential revenue and 88.9% of billed retail revenue. Of the 4.6% and 11.1% not collected, UDR reserved (reflected as a reduction to revenues) approximately 1.3% or $4.0 million for residential, including $0.1 million for UDR’s share from unconsolidated joint ventures, and 23.8% or $1.7 million, including straight-line rent receivables and $0.1 million for UDR’s share from unconsolidated joint ventures, for retail. The reserves are based on probability of collection.
(3)	During the three months ended December 31, 2020, UDR recorded an impairment charge of approximately $3.1 million on its investment in equity securities of a non-core investment. Following the impairment charge, UDR’s investment is carried at $0 on the consolidated balance sheet. UDR initially acquired the investment for $1.0 million in 2016 and recorded an unrealized gain of $2.1 million in 2018 based on the pricing of a subsequent capital raise.
(4)	Due to the quarterly calculation of noncontrolling interests, the sum of the quarterly amounts will not equal the annual totals.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
In thousands, except per share and unit amounts	2020	2019	2020	2019

Net income/(loss) attributable to common stockholders	$25,481	$96,928	$60,036	$180,861

Real estate depreciation and amortization	146,135	143,464	608,616	501,257
Noncontrolling interests	2,019	7,278	4,704	14,614
Real estate depreciation and amortization on unconsolidated joint ventures	8,724	12,454	35,023	57,954
Net gain on the sale of unconsolidated depreciable property	-	(114,897)	-	(125,407)
Net gain on the sale of depreciable real estate owned, net of tax	(57,549)	-	(118,852)	-
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$124,810	$145,227	$589,527	$629,279

Distributions to preferred stockholders - Series E (Convertible) (2)	1,051	1,031	4,230	4,104

FFO attributable to common stockholders and unitholders, diluted	$125,861	$146,258	$593,757	$633,383

FFO per weighted average common share and unit, basic	$0.39	$0.46	$1.86	$2.04
FFO per weighted average common share and unit, diluted	$0.39	$0.46	$1.85	$2.03

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	316,605	315,004	316,855	308,020
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	320,027	318,981	320,187	311,799

Impact of adjustments to FFO:
Cost associated with debt extinguishment and other	$24,650	$23,311	$49,190	$29,594
Promoted interest on settlement of note receivable, net of tax	-	-	-	(6,482)
Legal and other costs	5,059	-	8,973	3,660
Net gain on the sale of non-depreciable real estate owned	-	-	-	(5,282)
Realized/unrealized (gain)/loss on unconsolidated technology investments, net of tax	(435)	73	(3,582)	(3,300)
Joint venture development success fee	-	-	-	(3,750)
Severance costs and other restructuring expense	52	116	1,948	390
Casualty-related charges/(recoveries), net	823	1,463	2,545	636
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	50	31	(374)
	$30,149	$25,013	$59,105	$15,092

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$156,010	$171,271	$652,862	$648,475

FFO as Adjusted per weighted average common share and unit, diluted	$0.49	$0.54	$2.04	$2.08

Recurring capital expenditures	(17,814)	(18,101)	(56,924)	(51,246)
AFFO attributable to common stockholders and unitholders, diluted	$138,196	$153,170	$595,938	$597,229

AFFO per weighted average common share and unit, diluted	$0.43	$0.48	$1.86	$1.92

(1)	See Attachment 16 for definitions and other terms.
(2)	Series E preferred shares are dilutive for purposes of calculating FFO per share for the three and twelve months ended December 31, 2020 and December 31, 2019. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	December 31,	December 31,
In thousands, except share and per share amounts	2020	2019

ASSETS

Real estate owned:
Real estate held for investment	$12,706,940	$12,532,324
Less: accumulated depreciation	(4,590,577)	(4,131,330)
Real estate held for investment, net	8,116,363	8,400,994
Real estate under development
(net of accumulated depreciation of $1,010 and $23)	246,867	69,754
Real estate held for disposition
(net of accumulated depreciation of $13,779 and $0)	102,876	-
Total real estate owned, net of accumulated depreciation	8,466,106	8,470,748

Cash and cash equivalents	1,409	8,106
Restricted cash	22,762	25,185
Notes receivable, net	157,992	153,650
Investment in and advances to unconsolidated joint ventures, net	600,233	588,262
Operating lease right-of-use assets	200,913	204,225
Other assets	188,118	186,296
Total assets	$9,637,533	$9,636,472

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$862,147	$1,149,441
Unsecured debt	4,114,401	3,558,083
Operating lease liabilities	195,592	198,558
Real estate taxes payable	29,946	29,445
Accrued interest payable	44,760	45,199
Security deposits and prepaid rent	49,008	48,353
Distributions payable	115,795	109,382
Accounts payable, accrued expenses, and other liabilities	110,999	90,032
Total liabilities	5,522,648	5,228,493

Redeemable noncontrolling interests in the OP and DownREIT Partnership	856,294	1,018,665

Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,695,363 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2019)	44,764	46,200
14,440,519 shares of Series F outstanding (14,691,274 shares
at December 31, 2019)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
296,611,579 shares issued and outstanding (294,588,305 shares at December 31, 2019)	2,966	2,946
Additional paid-in capital	5,881,383	5,781,975
Distributions in excess of net income	(2,685,770)	(2,462,132)
Accumulated other comprehensive income/(loss), net	(9,144)	(10,448)
Total stockholders' equity	3,234,200	3,358,542
Noncontrolling interests	24,391	30,772
Total equity	3,258,591	3,389,314
Total liabilities and equity	$9,637,533	$9,636,472

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	December 31,	December 31,
Common Stock and Equivalents	2020	2019

Common shares	296,374,227	294,340,740
Restricted shares	237,352	247,565
Total common shares	296,611,579	294,588,305
Restricted unit and common stock equivalents	344,128	766,926
Operating and DownREIT Partnership units	20,530,251	20,061,283
Class A Limited Partnership units	1,751,671	1,751,671
Series E cumulative convertible preferred shares (2)	2,918,127	3,010,843
Total common shares, OP/DownREIT units, and common stock equivalents	322,155,756	320,179,028

Weighted Average Number of Shares Outstanding	4Q 2020	4Q 2019

Weighted average number of common shares and OP/DownREIT units outstanding - basic	316,604,571	315,004,063
Weighted average number of OP/DownREIT units outstanding	(22,304,319)	(21,897,139)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	294,300,252	293,106,924

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	320,026,558	318,981,352
Weighted average number of OP/DownREIT units outstanding	(22,304,319)	(21,897,139)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,918,127)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	294,804,112	294,073,370

	Year-to-Date 2020	Year-to-Date 2019

Weighted average number of common shares and OP/DownREIT units outstanding - basic	316,854,783	308,020,556
Weighted average number of OP/DownREIT units outstanding	(22,309,907)	(22,773,160)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	294,544,876	285,247,396

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	320,187,149	311,798,958
Weighted average number of OP/DownREIT units outstanding	(22,309,907)	(22,773,160)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(2,949,792)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	294,927,450	286,014,955

(1)	See Attachment 16 for definitions and other terms.
(2)	At December 31, 2020 and December 31, 2019 there were 2,695,363 and 2,780,994 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,918,127 and 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).
(3)	Series E cumulative convertible preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and twelve months ended December 31, 2020 and December 31, 2019.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$824,550		16.6%	3.31%	7.2
	Floating		27,000		0.5%	0.84%	11.2
	Combined		851,550		17.1%	3.23%	7.3

Unsecured	Fixed		3,880,644	(3)	77.8%	3.14%	8.6
	Floating		253,024		5.1%	0.46%	0.5
	Combined		4,133,668		82.9%	2.98%	8.1

Total Debt	Fixed		4,705,194		94.4%	3.17%	8.3
	Floating		280,024		5.6%	0.49%	1.6
	Combined		4,985,218		100.0%	3.02%	8.0
	Total Non-Cash Adjustments (4)		(8,670)
	Total per Balance Sheet		$4,976,548			2.91%

Debt Maturities, In thousands
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (5)	Debt (5)	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2021	$1,097	$-	$190,000		$191,097	3.8%	0.29%
2022	1,140	-	28,024		29,164	0.6%	1.08%
2023	1,183	350,000	-		351,183	7.0%	2.41%
2024	95,280	15,644	-		110,924	2.2%	4.00%
2025	173,189	300,000	-		473,189	9.5%	4.22%
2026	51,070	300,000	-		351,070	7.0%	2.94%
2027	1,111	300,000	-		301,111	6.0%	3.50%
2028	122,466	300,000	-		422,466	8.5%	3.67%
2029	144,584	300,000	-		444,584	8.9%	3.89%
2030	72,500	600,000	-		672,500	13.5%	3.29%
Thereafter	187,930	1,450,000	-		1,637,930	33.0%	2.50%
	851,550	3,915,644	218,024		4,985,218	100.0%	3.02%
Total Non-Cash Adjustments (4)	10,597	(19,267)	-		(8,670)
Total per Balance Sheet	$862,147	$3,896,377	$218,024		$4,976,548		2.91%

(1)	See Attachment 16 for definitions and other terms.
(2)	The 2021 maturity reflects the $190.0 million of principal outstanding at an interest rate of 0.27%, the equivalent of LIBOR plus a spread of 12 basis points, on the Company’s unsecured commercial paper program as of December 31, 2020. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 8.0 years without extensions and 8.1 years with extensions.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average all-in rate of 2.55% until January 2021 and 1.07% from January 2021 until July 2022.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.1 billion line of credit at December 31, 2020. The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.
(7)	There was $28.0 million outstanding on our $75.0 million working capital credit facility at December 31, 2020. The facility has a maturity date of January 2022. The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					December 31, 2020
Net income/(loss)					$28,551
Adjustments:
Interest expense, including costs associated with debt extinguishment					62,524
Real estate depreciation and amortization					146,135
Other depreciation and amortization					2,074
Tax provision/(benefit), net					668
Net (gain)/loss on the sale of depreciable real estate owned					(57,974)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					13,261
EBITDAre					$195,239

Casualty-related charges/(recoveries), net					823
Legal and other costs					5,059
Severance costs and other restructuring expense					52
(Income)/loss from unconsolidated entities					(4,516)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(13,261)
Management fee expense on unconsolidated joint ventures					(566)
Consolidated EBITDAre - adjusted for non-recurring items					$182,830

Annualized consolidated EBITDAre - adjusted for non-recurring items					$731,320

Interest expense, including costs associated with debt extinguishment					62,524
Capitalized interest expense					2,108
Total interest					$64,632
Cost associated with debt extinguishment					(24,650)
Total interest - adjusted for non-recurring items					$39,982

Preferred dividends					$1,051

Total debt					$4,976,548
Cash					(1,409)
Net debt					$4,975,139

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					4.6x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.5x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					6.8x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	37.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.2x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.2%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	309.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	35.0% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.4x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.1%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	298.0%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	4Q 2020 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	42,387	$180,943	88.3%	$11,689,785	89.4%
Encumbered assets	5,896	23,909	11.7%	1,381,687	10.6%
	48,283	$204,852	100.0%	$13,071,472	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues
Combined Same-Store Communities (2)	45,088	$274,922	$276,402	$283,959	$294,910	$292,167
Acquired JV Same-Store Portfolio Communities (2)	(3,619)	(23,243)	(23,246)	(23,421)	(24,228)	(23,656)
UDR Same-Store Communities	41,469	251,679	253,156	260,538	270,682	268,511
Stabilized, Non-Mature Communities	1,535	11,203	10,719	12,309	12,079	9,547
Acquired JV Same-Store Portfolio Communities	3,619	23,243	23,246	23,421	24,228	11,161
Acquired Communities	1,072	1,676	-	-	-	-
Development Communities	202	539	244	58	7	-
Non-Residential / Other (3)	-	10,498	17,057	4,065	5,958	6,832
Total	47,897	$298,838	$304,422	$300,391	$312,954	$296,051

Expenses
Combined Same-Store Communities (2)		$86,160	$89,109	$84,074	$84,562	$82,191
Acquired JV Same-Store Portfolio Communities (2)		(7,852)	(8,230)	(7,673)	(7,900)	(7,342)
UDR Same-Store Communities		78,308	80,879	76,401	76,662	74,849
Stabilized, Non-Mature Communities		5,757	5,463	4,722	4,455	3,654
Acquired JV Same-Store Portfolio Communities		7,852	8,230	7,673	7,900	3,318
Acquired Communities		500	-	-	-	-
Development Communities		215	248	123	47	6
Non-Residential / Other (3)		2,447	1,207	2,948	3,287	3,498
Total (4)		$95,079	$96,027	$91,867	$92,351	$85,325

Net Operating Income
Combined Same-Store Communities (2)		$188,762	$187,293	$199,885	$210,348	$209,976
Acquired JV Same-Store Portfolio Communities (2)		(15,391)	(15,016)	(15,748)	(16,328)	(16,314)
UDR Same-Store Communities		173,371	172,277	184,137	194,020	193,662
Stabilized, Non-Mature Communities		5,446	5,256	7,587	7,624	5,893
Acquired JV Same-Store Portfolio Communities		15,391	15,016	15,748	16,328	7,843
Acquired Communities		1,176	-	-	-	-
Development Communities		324	(4)	(65)	(40)	(6)
Non-Residential / Other (3)		8,051	15,850	1,117	2,671	3,334
Total		$203,759	$208,395	$208,524	$220,603	$210,726

Operating Margin
Combined Same-Store Communities		68.7%	67.8%	70.4%	71.3%	71.9%

Weighted Average Physical Occupancy
Combined Same-Store Communities (2)		96.1%	95.5%	96.1%	96.9%	96.7%
Acquired JV Same-Store Portfolio Communities (2)		96.1%	96.3%	95.8%	96.0%	95.8%
UDR Same-Store Communities		96.1%	95.4%	96.2%	96.9%	96.8%
Stabilized, Non-Mature Communities		92.7%	89.9%	93.1%	95.3%	93.3%
Acquired JV Same-Store Portfolio Communities		96.1%	96.3%	95.8%	96.0%	95.8%
Acquired Communities		95.7%	-	-	-	-
Development Communities		81.6%	79.6%	44.5%	-	-
Other (5)		93.3%	92.9%	94.0%	96.7%	96.6%
Total		95.9%	95.3%	96.0%	96.9%	96.6%

Sold and Held for Disposition Communities
Revenues	386	$2,338	$4,423	$5,591	$7,139	$6,694
Expenses (4)		1,245	1,686	1,862	2,277	2,184
Net Operating Income/(Loss)		$1,093	$2,737	$3,729	$4,862	$4,510

Total	48,283	$204,852	$211,132	$212,253	$225,465	$215,236

(1)	See Attachment 16 for definitions and other terms.
(2)	Amounts include the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR during all periods presented. These communities were stabilized as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.
(3)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(4)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(5)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Combined Same-Store Operating Expense Information (1)

(Dollars in Thousands)

(Unaudited) (2)

	% of 4Q 2020
	Combined SS
Year-Over-Year Comparison	Operating Expenses	4Q 2020	4Q 2019	% Change

Personnel	16.6%	$14,288	$15,921	-10.3%
Utilities	13.3%	11,469	10,692	7.3%
Repair and maintenance	16.0%	13,788	12,396	11.2%
Administrative and marketing	7.2%	6,235	6,264	-0.5%
Controllable expenses	53.1%	45,780	45,273	1.1%

Real estate taxes (3)	42.2%	$36,347	$33,873	7.3%
Insurance	4.7%	4,033	3,045	32.5%
Combined Same-Store operating expenses (3)	100.0%	$86,160	$82,191	4.8%

Combined Same-Store Homes	45,088

	% of 4Q 2020
	Combined SS
Sequential Comparison	Operating Expenses	4Q 2020	3Q 2020	% Change

Personnel	16.6%	$14,288	$15,423	-7.4%
Utilities	13.3%	11,469	11,820	-3.0%
Repair and maintenance	16.0%	13,788	15,121	-8.8%
Administrative and marketing	7.2%	6,235	6,153	1.3%
Controllable expenses	53.1%	45,780	48,517	-5.6%

Real estate taxes (3)	42.2%	$36,347	$36,694	-0.9%
Insurance	4.7%	4,033	3,898	3.5%
Combined Same-Store operating expenses (3)	100.0%	$86,160	$89,109	-3.3%

Combined Same-Store Homes	45,088

	% of YTD 2020
	Combined SS
Year-to-Date Comparison	Operating Expenses	YTD 2020	YTD 2019	% Change

Personnel	17.5%	$54,658	$59,902	-8.8%
Utilities	13.3%	41,532	39,960	3.9%
Repair and maintenance	15.5%	48,270	43,170	11.8%
Administrative and marketing	6.7%	20,891	22,043	-5.2%
Controllable expenses	53.0%	165,351	165,075	0.2%

Real estate taxes (3)	42.5%	$132,331	$123,265	7.4%
Insurance	4.5%	13,912	12,143	14.6%
Combined Same-Store operating expenses (3)	100.0%	$311,594	$300,483	3.7%

Combined Same-Store Homes	41,226

(1)	4Q19 and YTD19 operating expenses include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	The year-over-year, sequential and year-to-date comparisons presented above include $347 thousand, $0 thousand and $1.3 million, respectively, of higher New York real estate taxes due to 421g exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

December 31, 2020

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
				Total	Joint Venture	Total
	Total Combined		Non-	Consolidated	Operating	Homes
	Same-Store Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,950	-	-	4,950	381	5,331
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,725	-	-	2,725	-	2,725
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Los Angeles, CA	1,225	-	-	1,225	340	1,565
	13,216	-	-	13,216	1,323	14,539

Mid-Atlantic Region
Metropolitan DC	8,002	-	400	8,402	-	8,402
Baltimore, MD	1,597	-	-	1,597	-	1,597
Richmond, VA	1,358	-	-	1,358	-	1,358
	10,957	-	400	11,357	-	11,357

Northeast Region
Boston, MA	4,139	159	-	4,298	250	4,548
New York, NY	1,825	493	-	2,318	710	3,028
	5,964	652	-	6,616	960	7,576

Southeast Region
Tampa, FL	2,908	294	672	3,874	-	3,874
Orlando, FL	2,500	-	-	2,500	-	2,500
Nashville, TN	2,260	-	-	2,260	-	2,260
	7,668	294	672	8,634	-	8,634

Southwest Region
Dallas, TX	3,864	-	202	4,066	-	4,066
Austin, TX	1,272	-	-	1,272	-	1,272
	5,136	-	202	5,338	-	5,338

Other Markets (5)	2,147	589	-	2,736	554	3,290

Totals	45,088	1,535	1,274	47,897	2,837	50,734

Communities (6)	141	5	2	148	13	161

			Homes	Communities
Total completed homes			50,734	161
Held for Disposition			386	1
Joint Venture Held for Disposition			293	1
Under Development (7)			1,176	5

Total Quarter-end homes and communities			52,589	168

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(4)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (218 homes), Palm Beach (636 homes), Inland Empire (654 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (313 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2020

(Unaudited) (1)(2)

Non-Mature Home Breakout - By Date (quarter indicates anticipated date of QTD Same-Store inclusion)

Community	Category		# of Homes		Market	Same-Store Quarter (3)

Park Square	Stabilized, Non-Mature		313		Philadelphia, PA	1Q21

The Slade at Channelside	Stabilized, Non-Mature		294		Tampa, FL	2Q21

The Arbory	Stabilized, Non-Mature		276		Portland, OR	2Q21

10 Hanover Square	Stabilized, Non-Mature		493		New York, NY	1Q22

Garrison Square	Stabilized, Non-Mature		159		Boston, MA	1Q22

Andover Place at Cross Creek	Acquired		672		Tampa, FL	2Q22

Station on Silver	Acquired		400		Metropolitan DC	2Q22

Vitruvian West Phase 2	Development		202	(4)	Dallas, TX	3Q22

Total			2,809

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired		Redevelopment	Development	Total
Non-Mature Homes at September 30, 2020		2,480	-		652	147	3,279
Rodgers Forge	Baltimore, MD	(498)	-		-	-	(498)
The Commons at Windsor Gardens	Boston, MA	(914)	-		-	-	(914)
One William	New York, NY	(185)	-		-	-	(185)
10 Hanover Square	New York, NY	493	-		(493)	-	-
Garrison Square	Boston, MA	159			(159)		-
Andover Place at Cross Creek	Tampa, FL	-	672		-	-	672
Station on Silver	Metropolitan DC	-	400		-	-	400
Vitruvian West Phase 2	Dallas, TX	-	-		-	55	55
Non-Mature Homes at December 31, 2020		1,535	1,072		-	202	2,809

			Held for
Held for Disposition Homes at December 31, 2020			Disposition
Parallel	Orange County, CA		386

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes the Acquired JV Same-Store Portfolio Communities (11 communities and 3,619 homes).
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	202 homes of 366 total homes have been delivered as of December 31, 2020 as described on Attachment 9.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

December 31, 2020

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total Combined			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3)	Homes	Homes (4)	(incl. JV at share) (4)

West Region
Orange County, CA	$2,460	$-	$-	$2,460	$2,454	$2,460
San Francisco, CA	3,127	-	-	3,127	4,377	3,245
Seattle, WA	2,371	-	-	2,371	-	2,371
Monterey Peninsula, CA	1,954	-	-	1,954	-	1,954
Los Angeles, CA	2,590	-	-	2,590	4,007	2,760

Mid-Atlantic Region
Metropolitan DC	2,131	-	1,922	2,121	-	2,121
Baltimore, MD	1,632	-	-	1,632	-	1,632
Richmond, VA	1,432	-	-	1,432	-	1,432

Northeast Region
Boston, MA	2,651	4,614	-	2,718	2,174	2,702
New York, NY	3,482	3,107	-	3,407	4,557	3,557

Southeast Region
Tampa, FL	1,578	1,992	1,205	1,544	-	1,544
Orlando, FL	1,427	-	-	1,427	-	1,427
Nashville, TN	1,395	-	-	1,395	-	1,395

Southwest Region
Dallas, TX	1,479	-	1,435	1,476	-	1,476
Austin, TX	1,551	-	-	1,551	-	1,551

Other Markets	2,023	2,078	-	2,034	2,996	2,122

Weighted Average	$2,114	$2,624	$1,460	$2,114	$3,623	$2,156

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended December 31, 2020

	Combined		UDR's
	Same-Store	Non Same-Store (3)	Share of JVs (3)(4)	Total

Net Operating Income	$188,762	$14,997	$8,752	$212,511

% of Net Operating Income	88.8%	7.1%	4.1%	100.0%

Three Months Ended December 31, 2020

	As a % of NOI			As a % of NOI
	Combined			Combined
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Southeast Region
Orange County, CA	14.1%	13.4%	Tampa, FL	4.6%	4.9%
San Francisco, CA	8.4%	8.7%	Orlando, FL	3.8%	3.5%
Seattle, WA	7.1%	6.7%	Nashville, TN	3.4%	3.1%
Monterey Penninsula, CA	3.7%	3.3%		11.8%	11.5%
Los Angeles, CA	3.2%	3.4%
	36.5%	35.5%	Southwest Region
			Dallas, TX	5.5%	5.2%
Mid-Atlantic Region			Austin, TX	1.8%	1.6%
Metropolitan DC	18.4%	17.2%		7.3%	6.8%
Baltimore, MD	2.8%	2.6%
Richmond, VA	2.3%	2.1%	Other Markets	4.7%	6.3%
	23.5%	21.9%

Northeast Region
Boston, MA	11.9%	11.9%
New York, NY	4.3%	6.1%
	16.2%	18.0%	Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Other Markets are included in the map within their actual geography. See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.
(3)	Excludes results from Sold and Held for Disposition Communities.
(4)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A).

Attachment 8(A)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

December 31, 2020

(Unaudited) (2)

		% of Combined
	Total	Same-Store	Combined Same-Store
	Combined	Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 2020 NOI	4Q 20	4Q 19	Change	4Q 20	4Q 19	Change

West Region
Orange County, CA	4,950	14.1%	96.3%	96.7%	-0.4%	$2,460	$2,521	-2.4%
San Francisco, CA	2,751	8.4%	90.4%	96.3%	-5.9%	3,127	3,766	-17.0%
Seattle, WA	2,725	7.1%	97.0%	96.5%	0.5%	2,371	2,537	-6.5%
Monterey Peninsula, CA	1,565	3.7%	96.6%	96.5%	0.1%	1,954	1,931	1.2%
Los Angeles, CA	1,225	3.2%	94.1%	97.0%	-2.9%	2,590	2,916	-11.2%
	13,216	36.5%	95.0%	96.6%	-1.6%	2,524	2,750	-8.2%

Mid-Atlantic Region
Metropolitan DC	8,002	18.4%	96.5%	97.1%	-0.6%	2,131	2,176	-2.1%
Baltimore, MD	1,597	2.8%	98.0%	96.1%	1.9%	1,632	1,617	0.9%
Richmond, VA	1,358	2.3%	98.7%	96.9%	1.8%	1,432	1,409	1.6%
	10,957	23.5%	97.0%	96.9%	0.1%	1,969	2,000	-1.5%

Northeast Region
Boston, MA	4,139	11.9%	94.4%	95.9%	-1.5%	2,651	2,784	-4.8%
New York, NY	1,825	4.3%	93.9%	97.8%	-3.9%	3,482	4,292	-18.9%
	5,964	16.2%	94.3%	96.5%	-2.2%	2,901	3,252	-10.8%

Southeast Region
Tampa, FL	2,908	4.6%	97.2%	96.8%	0.4%	1,578	1,515	4.2%
Orlando, FL	2,500	3.8%	96.7%	96.3%	0.4%	1,427	1,416	0.8%
Nashville, TN	2,260	3.4%	97.6%	97.9%	-0.3%	1,395	1,344	3.8%
	7,668	11.8%	97.2%	97.0%	0.2%	1,475	1,432	3.0%

Southwest Region
Dallas, TX	3,864	5.5%	96.9%	96.7%	0.2%	1,479	1,488	-0.6%
Austin, TX	1,272	1.8%	97.5%	96.9%	0.6%	1,551	1,530	1.4%
	5,136	7.3%	97.1%	96.7%	0.4%	1,495	1,497	-0.2%

Other Markets	2,147	4.7%	97.4%	95.8%	1.6%	2,023	2,063	-1.9%

Total Combined/ Weighted Avg.	45,088	100.0%	96.1%	96.7%	-0.6%	$2,114	$2,234	-5.3%

(1)	4Q19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Combined Same-Store Operating Information By Major Market(1)

Current Quarter vs. Prior Year Quarter

December 31, 2020

(Unaudited) (2)

		Combined Same-Store ($000s)
	Total
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 20	4Q 19	Change	4Q 20	4Q 19	Change	4Q 20	4Q 19	Change

West Region
Orange County, CA	4,950	$35,180	$36,208	-2.8%	$8,521	$8,366	1.8%	$26,659	$27,842	-4.2%
San Francisco, CA	2,751	23,330	29,933	-22.1%	7,426	7,272	2.1%	15,904	22,661	-29.8%
Seattle, WA	2,725	18,800	20,017	-6.1%	5,408	5,025	7.6%	13,392	14,992	-10.7%
Monterey Peninsula, CA	1,565	8,861	8,750	1.3%	1,933	1,817	6.4%	6,928	6,933	-0.1%
Los Angeles, CA	1,225	8,958	10,394	-13.8%	2,865	2,615	9.6%	6,093	7,779	-21.7%
	13,216	95,129	105,302	-9.7%	26,153	25,095	4.2%	68,976	80,207	-14.0%

Mid-Atlantic Region
Metropolitan DC	8,002	49,372	50,718	-2.7%	14,654	14,681	-0.2%	34,718	36,037	-3.7%
Baltimore, MD	1,597	7,663	7,446	2.9%	2,382	2,243	6.2%	5,281	5,203	1.5%
Richmond, VA	1,358	5,758	5,562	3.5%	1,451	1,382	4.9%	4,307	4,180	3.0%
	10,957	62,793	63,726	-1.5%	18,487	18,306	1.0%	44,306	45,420	-2.5%

Northeast Region
Boston, MA	4,139	31,072	33,147	-6.3%	8,621	8,657	-0.4%	22,451	24,490	-8.3%
New York, NY	1,825	17,900	22,982	-22.1%	9,851	8,438	16.8%	8,049	14,544	-44.7%
	5,964	48,972	56,129	-12.8%	18,472	17,095	8.1%	30,500	39,034	-21.9%

Southeast Region
Tampa, FL	2,908	13,382	12,798	4.6%	4,745	4,326	9.7%	8,637	8,472	1.9%
Orlando, FL	2,500	10,349	10,225	1.2%	3,203	3,013	6.3%	7,146	7,212	-0.9%
Nashville, TN	2,260	9,229	8,919	3.5%	2,705	2,339	15.6%	6,524	6,580	-0.8%
	7,668	32,960	31,942	3.2%	10,653	9,678	10.1%	22,307	22,264	0.2%

Southwest Region
Dallas, TX	3,864	16,608	16,676	-0.4%	6,147	6,096	0.8%	10,461	10,580	-1.1%
Austin, TX	1,272	5,771	5,658	2.0%	2,411	2,127	13.4%	3,360	3,531	-4.8%
	5,136	22,379	22,334	0.2%	8,558	8,223	4.1%	13,821	14,111	-2.1%

Other Markets	2,147	12,689	12,734	-0.4%	3,837	3,794	1.1%	8,852	8,940	-1.0%

Total Combined (3)(4)	45,088	$274,922	$292,167	-5.9%	$86,160	$82,191	4.8%	$188,762	$209,976	-10.1%

(1)	4Q 19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	4Q 20 includes a reserve (reflected as a reduction to revenues) of approximately $3.8 million or 1.4% of billed residential revenue on our Combined Same-Store Communities. The reserve is based on probability of collection.
(4)	With concessions reflected on a straight-line basis, Combined Same-Store revenue and Combined Same-Store NOI decreased year-over-year by -4.5% and -8.1%, respectively. See Attachment 16(A) for definitions and reconciliations.

Attachment 8(C)

UDR, Inc.

Combined Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2020

(Unaudited) (1)

	Total	Combined Same-Store
	Combined
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	4Q 20	3Q 20	Change	4Q 20	3Q 20	Change

West Region
Orange County, CA	4,950	96.3%	96.3%	0.0%	$2,460	$2,474	-0.6%
San Francisco, CA	2,751	90.4%	86.3%	4.1%	3,127	3,453	-9.4%
Seattle, WA	2,725	97.0%	95.6%	1.4%	2,371	2,446	-3.1%
Monterey Peninsula, CA	1,565	96.6%	97.2%	-0.6%	1,954	1,935	1.0%
Los Angeles, CA	1,225	94.1%	95.0%	-0.9%	2,590	2,734	-5.3%
	13,216	95.0%	94.1%	0.9%	2,524	2,613	-3.4%

Mid-Atlantic Region
Metropolitan DC	8,002	96.5%	96.4%	0.1%	2,131	2,137	-0.3%
Baltimore, MD	1,597	98.0%	97.3%	0.7%	1,632	1,635	-0.2%
Richmond, VA	1,358	98.7%	98.1%	0.6%	1,432	1,434	-0.1%
	10,957	97.0%	96.7%	0.3%	1,969	1,975	-0.3%

Northeast Region
Boston, MA	4,139	94.4%	94.3%	0.1%	2,651	2,579	2.8%
New York, NY	1,825	93.9%	88.5%	5.4%	3,482	3,761	-7.4%
	5,964	94.3%	92.5%	1.8%	2,901	2,925	-0.8%

Southeast Region
Tampa, FL	2,908	97.2%	96.9%	0.3%	1,578	1,540	2.5%
Orlando, FL	2,500	96.7%	97.2%	-0.5%	1,427	1,407	1.4%
Nashville, TN	2,260	97.6%	97.8%	-0.2%	1,395	1,398	-0.2%
	7,668	97.2%	97.3%	-0.1%	1,475	1,455	1.4%

Southwest Region
Dallas, TX	3,864	96.9%	96.6%	0.3%	1,479	1,483	-0.3%
Austin, TX	1,272	97.5%	97.6%	-0.1%	1,551	1,570	-1.2%
	5,136	97.1%	96.9%	0.2%	1,495	1,504	-0.6%

Other Markets	2,147	97.4%	97.1%	0.3%	2,023	2,029	-0.3%

Total Combined/ Weighted Avg.	45,088	96.1%	95.5%	0.6%	$2,114	$2,141	-1.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Combined Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

December 31, 2020

(Unaudited) (1)

	Total	Combined Same-Store ($000s)
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	4Q 20	3Q 20	Change	4Q 20	3Q 20	Change	4Q 20	3Q 20	Change

West Region
Orange County, CA	4,950	$35,180	$35,384	-0.6%	$8,521	$8,628	-1.2%	$26,659	$26,756	-0.4%
San Francisco, CA	2,751	23,330	24,595	-5.1%	7,426	7,259	2.3%	15,904	17,336	-8.3%
Seattle, WA	2,725	18,800	19,114	-1.6%	5,408	5,522	-2.1%	13,392	13,592	-1.5%
Monterey Peninsula, CA	1,565	8,861	8,832	0.3%	1,933	1,888	2.4%	6,928	6,944	-0.2%
Los Angeles, CA	1,225	8,958	9,546	-6.2%	2,865	2,794	2.5%	6,093	6,752	-9.8%
	13,216	95,129	97,471	-2.4%	26,153	26,091	0.2%	68,976	71,380	-3.4%

Mid-Atlantic Region
Metropolitan DC	8,002	49,372	49,457	-0.2%	14,654	15,756	-7.0%	34,718	33,701	3.0%
Baltimore, MD	1,597	7,663	7,624	0.5%	2,382	2,387	-0.2%	5,281	5,237	0.8%
Richmond, VA	1,358	5,758	5,733	0.4%	1,451	1,482	-2.1%	4,307	4,251	1.3%
	10,957	62,793	62,814	0.0%	18,487	19,625	-5.8%	44,306	43,189	2.6%

Northeast Region
Boston, MA	4,139	31,072	30,199	2.9%	8,621	9,129	-5.6%	22,451	21,070	6.6%
New York, NY	1,825	17,900	18,224	-1.8%	9,851	9,934	-0.8%	8,049	8,290	-2.9%
	5,964	48,972	48,423	1.1%	18,472	19,063	-3.1%	30,500	29,360	3.9%

Southeast Region
Tampa, FL	2,908	13,382	13,018	2.8%	4,745	4,855	-2.3%	8,637	8,163	5.8%
Orlando, FL	2,500	10,349	10,260	0.9%	3,203	3,294	-2.8%	7,146	6,966	2.6%
Nashville, TN	2,260	9,229	9,273	-0.5%	2,705	2,709	-0.2%	6,524	6,564	-0.6%
	7,668	32,960	32,551	1.3%	10,653	10,858	-1.9%	22,307	21,693	2.8%

Southwest Region
Dallas, TX	3,864	16,608	16,604	0.0%	6,147	6,926	-11.2%	10,461	9,678	8.1%
Austin, TX	1,272	5,771	5,849	-1.3%	2,411	2,462	-2.1%	3,360	3,387	-0.8%
	5,136	22,379	22,453	-0.3%	8,558	9,388	-8.8%	13,821	13,065	5.8%

Other Markets	2,147	12,689	12,690	0.0%	3,837	4,084	-6.0%	8,852	8,606	2.8%

Total Combined (2)(3)	45,088	$274,922	$276,402	-0.5%	$86,160	$89,109	-3.3%	$188,762	$187,293	0.8%

(1)	See Attachment 16 for definitions and other terms.
(2)	4Q20 and 3Q20 include reserves (reflected as a reduction to revenues) of approximately $3.8 million and $3.4 million or 1.4% and 1.2%, respectively, of billed residential revenue on our Combined Same-Store Communities. The reserve is based on probability of collection.
(3)	With concessions reflected on a straight-line basis, Combined Same-Store revenue and Combined Same-Store NOI decreased quarter-over-quarter by -1.8% and -1.1%, respectively. See Attachment 16(A) for definitions and reconciliations.

Attachment 8(E)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2020

(Unaudited) (2)

	Total	% of Combined
	Combined	Same-Store Portfolio	Combined Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2020 NOI	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change

West Region
Orange County, CA	4,434	13.0%	96.5%	96.3%	0.2%	$2,328	$2,354	-1.1%
San Francisco, CA	2,751	10.9%	91.5%	96.8%	-5.3%	3,502	3,749	-6.6%
Seattle, WA	2,570	7.5%	96.7%	96.6%	0.1%	2,472	2,525	-2.1%
Monterey Peninsula, CA	1,565	3.9%	96.6%	96.6%	0.0%	1,941	1,893	2.5%
Los Angeles, CA	1,225	3.9%	95.5%	96.6%	-1.1%	2,765	2,903	-4.8%
	12,545	39.2%	95.4%	96.5%	-1.1%	2,599	2,692	-3.5%

Mid-Atlantic Region
Metropolitan DC	8,002	19.6%	96.7%	97.1%	-0.4%	2,150	2,162	-0.6%
Baltimore, MD	1,099	2.2%	97.6%	96.8%	0.8%	1,731	1,732	-0.1%
Richmond, VA	1,358	2.4%	97.8%	97.4%	0.4%	1,422	1,392	2.2%
	10,459	24.2%	96.9%	97.1%	-0.2%	2,010	2,017	-0.3%

Northeast Region
Boston, MA	2,440	7.9%	95.6%	96.0%	-0.4%	2,727	2,823	-3.4%
New York, NY	1,452	4.7%	92.6%	97.9%	-5.3%	4,133	4,550	-9.2%
	3,892	12.6%	94.5%	96.7%	-2.2%	3,241	3,475	-6.7%

Southeast Region
Tampa, FL	2,287	3.7%	97.1%	96.9%	0.2%	1,483	1,453	2.1%
Orlando, FL	2,500	4.0%	96.8%	96.4%	0.4%	1,413	1,409	0.3%
Nashville, TN	2,260	3.7%	97.8%	97.5%	0.3%	1,378	1,333	3.4%
	7,047	11.4%	97.2%	96.9%	0.3%	1,424	1,399	1.8%

Southwest Region
Dallas, TX	3,864	5.7%	96.8%	96.3%	0.5%	1,487	1,475	0.8%
Austin, TX	1,272	1.9%	97.6%	97.3%	0.3%	1,549	1,524	1.6%
	5,136	7.6%	97.0%	96.5%	0.5%	1,502	1,487	1.0%

Other Markets	2,147	5.0%	96.8%	96.0%	0.8%	2,032	2,048	-0.8%

Total Combined/ Weighted Avg.	41,226	100.0%	96.3%	96.7%	-0.4%	$2,138	$2,189	-2.3%

(1)	YTD 19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

December 31, 2020

(Unaudited) (2)

	Total	Combined Same-Store ($000s)
	Combined
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change	YTD 20	YTD 19	Change

West Region
Orange County, CA	4,434	$119,550	$120,627	-0.9%	$27,846	$26,968	3.3%	$91,704	$93,659	-2.1%
San Francisco, CA	2,751	105,778	119,806	-11.7%	29,018	28,496	1.8%	76,760	91,310	-15.9%
Seattle, WA	2,570	73,707	75,217	-2.0%	20,697	19,700	5.1%	53,010	55,517	-4.5%
Monterey Peninsula, CA	1,565	35,205	34,343	2.5%	7,618	7,405	2.9%	27,587	26,938	2.4%
Los Angeles, CA	1,225	38,814	41,228	-5.9%	11,229	10,795	4.0%	27,585	30,433	-9.4%
	12,545	373,054	391,221	-4.6%	96,408	93,364	3.3%	276,646	297,857	-7.1%

Mid-Atlantic Region
Metropolitan DC	8,002	199,638	201,552	-0.9%	60,743	60,115	1.0%	138,895	141,437	-1.8%
Baltimore, MD	1,099	22,284	22,106	0.8%	6,974	6,548	6.5%	15,310	15,558	-1.6%
Richmond, VA	1,358	22,668	22,095	2.6%	5,794	5,524	4.9%	16,874	16,571	1.8%
	10,459	244,590	245,753	-0.5%	73,511	72,187	1.8%	171,079	173,566	-1.4%

Northeast Region
Boston, MA	2,440	76,338	79,356	-3.8%	20,418	20,850	-2.1%	55,920	58,506	-4.4%
New York, NY	1,452	66,691	77,622	-14.1%	33,510	29,187	14.8%	33,181	48,435	-31.5%
	3,892	143,029	156,978	-8.9%	53,928	50,037	7.8%	89,101	106,941	-16.7%

Southeast Region
Tampa, FL	2,287	39,527	38,635	2.3%	13,578	12,618	7.6%	25,949	26,017	-0.3%
Orlando, FL	2,500	41,022	40,735	0.7%	12,481	11,969	4.3%	28,541	28,766	-0.8%
Nashville, TN	2,260	36,547	35,244	3.7%	10,604	9,537	11.2%	25,943	25,707	0.9%
	7,047	117,096	114,614	2.2%	36,663	34,124	7.4%	80,433	80,490	-0.1%

Southwest Region
Dallas, TX	3,864	66,746	65,852	1.4%	26,271	26,349	-0.3%	40,475	39,503	2.5%
Austin, TX	1,272	23,075	22,634	1.9%	9,468	9,306	1.7%	13,607	13,328	2.1%
	5,136	89,821	88,486	1.5%	35,739	35,655	0.2%	54,082	52,831	2.4%

Other Markets	2,147	50,686	50,652	0.1%	15,345	15,116	1.5%	35,341	35,536	-0.5%

Total Combined (3)(4)	41,226	$1,018,276	$1,047,704	-2.8%	$311,594	$300,483	3.7%	$706,682	$747,221	-5.4%

(1)	YTD 19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	YTD 20 includes a reserve (reflected as a reduction to revenues) of approximately $11.0 million or 1.1% of billed residential revenue on our Combined Same-Store Communities. The reserve is based on probability of collection.
(4)	With concessions reflected on a straight-line basis, Combined Same-Store revenue and Combined Same-Store NOI decreased year-over-year by -1.7% and -3.9%, respectively. See Attachment 16(A) for definitions and reconciliations.

Attachment 8(G)

UDR, Inc.

Combined Same-Store Operating Information By Major Market (1)

December 31, 2020

(Unaudited) (2)

	Combined Effective Blended Lease Rate Growth	Combined Effective New Lease Rate Growth	Combined Effective Renewal Lease Rate Growth	Combined Annualized Turnover (3)(4)
	4Q 2020	4Q 2020	4Q 2020	4Q 2020	4Q 2019	YTD 2020	YTD 2019

West Region
Orange County, CA	-0.3%	-2.3%	3.1%	43.4%	53.0%	50.1%	58.7%
San Francisco, CA	-1.9%	-3.1%	-1.5%	58.0%	45.3%	60.4%	56.0%
Seattle, WA	-3.3%	-7.2%	-0.5%	48.2%	47.8%	52.7%	53.4%
Monterey Peninsula, CA	3.9%	5.8%	2.3%	36.0%	41.1%	37.8%	42.6%
Los Angeles, CA	-2.2%	-5.4%	1.6%	42.4%	35.9%	45.8%	46.6%
	-0.8%	-2.6%	1.2%	47.5%	47.9%	51.7%	54.5%

Mid-Atlantic Region
Metropolitan DC	-1.6%	-5.2%	2.2%	33.7%	30.0%	41.7%	42.4%
Baltimore, MD	2.1%	0.5%	4.0%	37.8%	37.0%	48.6%	49.4%
Richmond, VA	6.2%	7.0%	5.6%	28.6%	35.9%	44.1%	46.5%
	-0.3%	-3.2%	2.8%	33.8%	32.0%	43.2%	44.1%

Northeast Region
Boston, MA	0.5%	-2.0%	2.4%	38.0%	34.9%	46.7%	38.9%
New York, NY	-6.7%	-11.6%	-4.9%	31.7%	21.7%	53.7%	33.0%
	-1.2%	-3.5%	0.3%	36.3%	32.1%	49.1%	37.3%

Southeast Region
Tampa, FL	3.4%	2.2%	4.8%	44.9%	41.5%	53.9%	51.2%
Orlando, FL	-0.4%	-3.9%	3.4%	44.8%	44.6%	50.4%	51.0%
Nashville, TN	-0.8%	-4.6%	3.4%	40.4%	37.9%	47.0%	47.7%
	1.0%	-1.7%	4.0%	43.6%	41.6%	50.9%	50.1%

Southwest Region
Dallas, TX	-0.9%	-4.9%	3.6%	47.1%	44.9%	51.4%	51.3%
Austin, TX	-1.2%	-4.9%	3.8%	45.5%	39.6%	47.9%	50.6%
	-0.9%	-4.9%	3.7%	46.7%	43.7%	50.6%	51.1%

Other Markets	3.5%	2.2%	4.8%	40.7%	48.5%	45.6%	50.7%

Total Combined/Weighted Avg.	-0.3%	-2.7%	2.2%	41.1%	39.9%	48.4%	48.1%

4Q 2019 Combined Weighted Avg. Lease Rate Growth (4)	2.3%	-0.5%	5.2%

4Q 2020 Combined Percentage of Total Repriced Homes		50.6%	49.4%

(1)	4Q19 and YTD19 amounts include the Acquired JV Same-Store Portfolio Communities (the 11 communities and 3,619 homes previously owned by UDR unconsolidated JVs) as if these communities were 100% owned by UDR during all periods presented.
(2)	See Attachment 16 for definitions and other terms.
(3)	4Q20 Combined same-store home count: 45,088. YTD 2020 Combined same-store home count: 41,226.
(4)	4Q19 Combined same-store home count: 41,796. YTD 2019 Combined same-store home count: 41,578.

Attachment 9

UDR, Inc.

Development Summary

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
									Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost	Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
Vitruvian West Phase 2	Addison, TX	366	202	$57,024	$64,000	$175	$-	1Q19	2Q20	1Q21	50.8%	46.2%
Cirrus	Denver, CO	292	-	67,125	97,500	334	-	3Q19	4Q21	1Q22	-	-
5421 at Dublin Station	Dublin, CA	220	-	57,799	117,000	532	-	4Q19	4Q21	2Q22	-	-
Village at Valley Forge	King of Prussia, PA	200	-	20,010	68,000	340	-	4Q20	2Q22	3Q22	-	-
440 Penn Street	Washington, DC	300	-	45,919	145,000	483	-	3Q20	1Q23	2Q23	-	-
Total Under Construction		1,378	202	$247,877	$491,500	$357	$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized		-	-	$-	$-	$-	$-

Total - Wholly Owned		1,378	202	$247,877	$491,500	$357	$-

NOI From Wholly-Owned Projects							UDR's Capitalized Interest
		4Q 20						4Q 20

Projects Under Construction		$324						$1,544
Completed, Non-Stabilized		-
Total		$324

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:								150-200 bps

(1)	See Attachment 16 for definitions and other terms.

Attachment 10

UDR, Inc.

Redevelopment Summary

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule			Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost			Same- Store Quarter
Community	Location	Homes	Homes	Homes	Date	Cost	per Home	Start	Compl.		Leased	Occupied

Projects in Redevelopment

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

UDR's Capitalized Interest
4Q 20
$16

(1)	See Attachment 16 for definitions and other terms.

Attachment 11

UDR, Inc.

Land Summary

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate
Parcel	Location	Interest	Cost Basis	Status Update (2)

				Pursuing	Design	Hold for Future
				Entitlements	Development	Development
Wholly-Owned

Vitruvian Park®	Addison, TX	100%	$61,682	Complete	In Process	In Process
Total			$61,682

UDR's Capitalized Interest

4Q 20
$548

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

					Physical	Total Rev. per	Net Operating Income
	Property	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Comm.	Homes	4Q 20	4Q 20	4Q 20	YTD 20	YTD 20 (2)
UDR / MetLife
Operating communities	Various	50%	13	2,837	92.0%	$3,623	$8,752	$39,632	$78,848

UDR / West Coast Development JV
Held for Disposition (3)	Mid-rise	47%	1	293	89.0%	2,505	500	2,094	4,445
Total			14	3,130	91.7%	$3,528	$9,252	$41,726	$83,293

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (4)	Debt (4)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$1,698,884	$941,463	$264,599		3.65%	2022-2028

UDR / West Coast Development JV
Held for Disposition	129,360	54,394	30,080		1.67%	2021
Total	$1,828,244	$995,857	$294,679		3.54%

	Joint Venture
	Same-Store	4Q 20 vs. 4Q 19 Growth				4Q 20 vs. 3Q 20 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	13	-14.0%	5.9%	-23.2%		-2.2%	-3.0%	-1.8%
Total	13	-14.0%	5.9%	-23.2%		-2.2%	-3.0%	-1.8%

	Joint Venture
	Same-Store	YTD 20 vs. YTD 19 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI
UDR / MetLife	12	-6.7%	3.4%	-11.3%
Total	12	-6.7%	3.4%	-11.3%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended December 31, 2020.
(3)	Subsequent to quarter-end, the community was sold to an unaffiliated third-party.
(4)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for the UDR / West Coast Development JV represents the going-in valuation.
(5)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program

							Income from
		# of	UDR Investment		Return	Years to	Investment	Upside	Investment
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity	4Q 2020	Participation	Type

Preferred Equity and Mezzanine Loans

The Portals (4)	Washington, DC	-	$-	$-	11.0%	-	$1,573	-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	34,135	11.0%	1.5	962	-	Preferred Equity
Junction	Santa Monica, CA	66	8,800	11,699	12.0%	1.6	347	-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	69,330	8.0%	1.7	1,375	Variable	Preferred Equity
1300 Fairmount	Philadelphia, PA	471	51,393	59,544	8.5%	2.6	1,256	Variable	Preferred Equity
Essex	Orlando, FL	330	12,886	16,770	12.5%	2.6	517	-	Preferred Equity
Modera Lake Merritt	Oakland, CA	173	27,250	30,928	9.0%	3.2	691	Variable	Preferred Equity
Thousand Oaks	Thousand Oaks, CA	142	20,059	17,919	9.0%	4.1	346	Variable	Preferred Equity
Vernon Boulevard	Queens, NY	534	40,000	42,360	13.0%	4.5	1,358	Variable	Preferred Equity
Total – Preferred Equity and Mezzanine Loans		2,165	$240,591	$282,685	9.8%	2.8	$8,425

Secured Loans

Alameda Point Block 11 (5)	Alameda, CA	220	$20,000	$25,004	8.0%	1.4	$-	-	Secured Loan
Brio (6)	Bellevue, WA	259	115,000	121,337	4.8%	1.8	1,437	Purchase Option	Secured Loan
Total - Secured Loans		479	$135,000	$146,341	5.3%	1.7	$1,437

Total - Developer Capital Program		2,644	$375,591	$429,026	8.3%	2.4	$9,862

(1)	See Attachment 16 for definitions and other terms.
(2)	UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	On December 23, 2020, UDR's investment balance and accrued return totaling approximately $53.7 million were paid in full.
(5)	In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer planned to construct a 220 apartment home community. The loan is secured by the land parcel and related assets, and, as of the end of the quarter, was reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP. The developer defaulted on the loan in September 2020. As a result of the default, UDR expects to take title to the property pursuant to a deed in lieu of foreclosure.
(6)	In November 2019, UDR made a $115.0 million secured loan to a third-party developer to finance a 259 apartment home community that was completed in 2020. UDR also entered into a purchase option agreement at the time the loan was funded which gave UDR the option to acquire the community at a fixed price, which is currently projected to occur in 2021. The option was exercised in August 2020. The loan is secured by the community and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

December 31, 2020

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Investment

Feb-20	Thousand Oaks	Thousand Oaks, CA	N/A	N/A	$20,059	9.0%	142
Jul-20	Vernon Boulevard	Queens, NY	N/A	N/A	40,000	13.0%	534
					$60,059	11.7%	676

					UDR Payment	Return	# of
Developer Capital Program - Redemption					Received	Rate	Homes

Dec-20	The Portals	Washington, DC	N/A	N/A	$53,735	11.0%	373
					$53,735	11.0%	373

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Jan-20	The Slade at Channelside	Tampa, FL	0%	100%	$85,200	$-	294	$290
Jan-20	The Arbory	Hillsboro, OR	49%	100%	53,900	-	276	195
Nov-20	Andover Place at Cross Creek	Tampa, FL	0%	100%	122,500	-	672	182
Dec-20	Station on Silver	Herndon, VA	0%	100%	128,600	-	400	322
					$390,200	$-	1,642	$238

Acquisitions - Wholly-Owned Land

Aug-20	Village at Valley Forge	King of Prussia, PA	0%	100%	$16,188	$-	-	$-
					$16,188	$-	-	$-

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

May-20	Waterscape (3)	Kirkland, WA	100%	0%	$92,900	$-	196	$474
May-20	Borgata Apartment Homes (4)	Bellevue, WA	100%	0%	49,700	-	71	700
Oct-20	DelRay Tower (5)	Alexandria, VA	100%	0%	145,000	-	332	437
					$287,600	$-	599	$480

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $31.7 million during the twelve months ended December 31, 2020, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $29.6 million during the twelve months ended December 31, 2020, which is included in gain/(loss) on sale of real estate owned.
(5)	UDR recorded a gain on sale of approximately $58.0 million during the three and twelve months ended December 31, 2020, which is included in gain/(loss) on sale of real estate owned.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

December 31, 2020

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Twelve Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	December 31, 2020	per Home	of NOI	December 31, 2020	per Home	of NOI

Average number of homes (3)		47,590			47,475

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$6,823	$143		$22,061	$465
Building exteriors	5 - 20	6,016	126		16,900	356
Landscaping and grounds	10	1,629	34		4,985	105
Total asset preservation		14,468	304		43,946	926

Turnover related	5	3,346	70		12,978	273

Total Recurring Cap Ex		17,814	374	9%	56,924	1,199	7%

NOI Enhancing Cap Ex	5 - 20	23,647	497		48,752	1,027

Total Recurring and NOI Enhancing Cap Ex		$41,461	$871		$105,676	$2,226

		Three Months			Twelve Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		December 31, 2020	per Home		December 31, 2020	per Home

Average number of homes (3)		47,590			47,475

Contract services		$6,904	$145		$28,170	$593

Turnover related expenses		4,008	84		15,402	324

Other Repair and Maintenance
Building interiors		2,391	50		9,603	202
Building exteriors		617	13		2,178	46
Landscaping and grounds		399	8		1,441	30
Total Repair and Maintenance		$14,319	$301		$56,794	$1,196

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.

Attachment 15

UDR, Inc.

1Q 2021 and Full-Year 2021 Guidance

December 31, 2020

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	1Q 2021	Full-Year 2021

Income/(loss) per weighted average common share, diluted	$0.14 to $0.16	$0.13 to $0.25
FFO per common share and unit, diluted	$0.45 to $0.47	$1.87 to $1.99
FFO as Adjusted per common share and unit, diluted	$0.46 to $0.48	$1.88 to $2.00
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.43 to $0.45	$1.70 to $1.82
Annualized dividend per share and unit		$1.45

Same-Store Guidance		Full-Year 2021

Revenue growth / (decline) (Cash basis)		(2.50%) - 0.50%
Revenue growth / (decline) (Straight-line basis)		(4.50%) - (1.50%)
Expense growth		1.00% - 4.00%
NOI growth / (decline) (Cash basis)		(4.00%) - 0.00%
NOI growth / (decline) (Straight-line basis)		(6.50%) - (2.50%)

Sources of Funds ($ in millions)		Full-Year 2021

AFFO less Dividends		$80 to $120
Debt Issuances, Sales Proceeds, and LOC Draw/Paydown		$250 to $350

Uses of Funds ($ in millions)		Full-Year 2021

Debt maturities inclusive of principal amortization (2)		$40
Development spending and land acquisitions		$150 to $250
Redevelopment and other non-recurring		$20 to $40
Developer Capital Program, net		$25 to $35
Acquisitions		$30 to $65
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2021

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($140) to ($150)
Capitalized interest expense (3)		$8 to $12
General and administrative expense		($45) to ($55)
Recurring capital expenditures per home		$1,200

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program. Includes the prepayment costs and net proceed associated with the Columbus Square refinance which occurred in January 2021.
(3)	Excludes capitalized interest on joint venture and partnership level debt.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

December 31, 2020

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Acquired JV Same-Store Portfolio Communities: Represents the Acquired JV Same-Store Portfolio Communities as if these communities were 100% owned by UDR since January 1, 2019. These communities were Stabilized for five full consecutive quarters and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition. Because these communities became wholly owned by UDR in 2019 (the 11 communities and 3,619 homes were previously owned by UDR unconsolidated JVs), they are not included in the UDR Same-Store Communities. See UDR Same-Store Communities for more information regarding inclusion. These communities have been identified in certain tables to provide Combined Same-Store results as if these communities were 100% owned by UDR in prior periods. These 11 communities will be eligible to join the UDR Same-Store Communities on January 1, 2021.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Combined Same-Store Revenue with Concessions on a Cash Basis: Combined Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Combined Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Combined Same-Store Revenue with Concessions on a Cash Basis to Combined Same-Store Revenue on a straight-line basis (inclusive of the impact to Combined Same-Store NOI) is provided below:

	4Q 20	4Q 19	4Q 20	3Q 20	YTD 20	YTD 19
Revenue (Cash basis)	$274,922	$292,167	$274,922	$276,402	$1,018,276	$1,047,704
Concessions granted/amortized, net	4,177	60	4,177	7,747	11,073	(409)
Revenue (Straight-line basis)	$279,099	$292,227	$279,099	$284,149	$1,029,349	$1,047,295

% change - Combined Same-Store Revenue with Concessions on a Cash Basis:	-5.9%		-0.5%		-2.8%
% change - Combined Same-Store Revenue on a straight-line basis:	-4.5%		-1.8%		-1.7%

% change - Combined Same-Store NOI with Combined Same-Store Revenue with Concessions on a Cash Basis:	-10.1%		0.8%		-5.4%
% change - Combined Same-Store NOI with Combined Same-Store Revenue on a straight-line basis:	-8.1%		-1.1%		-3.9%

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

December 31, 2020

(Unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	4Q 2020	YTD 2020
Income/(loss) from unconsolidated entities	$4,516	$18,844
Management fee	566	2,296
Interest expense	4,537	18,729
Depreciation	8,724	35,023
General and administrative	62	249
West Coast Development JV Preferred Return	(50)	(251)
Developer Capital Program (excludes Alameda Point Block 11 and Brio)	(8,425)	(28,405)
Other (income)/expense	(79)	176
Realized/unrealized (gain)/loss on unconsolidated technology investments	(599)	(4,935)
Total Joint Venture NOI at UDR's Ownership Interest	$9,252	$41,726

Leasing Traffic: The Company defines Leasing Traffic as average daily leads to lease a home for the period indicated.

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

December 31, 2020

(Unaudited)

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 2.875% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Net income/(loss) attributable to UDR, Inc.	$26,532	$(25,258)	$57,771	$5,221	$97,959
Property management	8,659	8,879	8,797	9,203	8,703
Other operating expenses	6,153	5,543	6,100	4,966	2,800
Real estate depreciation and amortization	146,135	151,949	155,056	155,476	143,464
Interest expense	62,524	62,268	38,597	39,317	60,435
Casualty-related charges/(recoveries), net	778	-	102	1,251	1,316
General and administrative	11,978	11,958	10,971	14,978	14,531
Tax provision/(benefit), net	668	187	1,526	164	2
(Income)/loss from unconsolidated entities	(4,516)	(2,940)	(8,021)	(3,367)	(118,486)
Interest income and other (income)/expense, net	1,030	(2,183)	(2,421)	(2,700)	(2,406)
Joint venture management and other fees	(1,208)	(1,199)	(1,274)	(1,388)	(2,073)
Other depreciation and amortization	2,074	3,887	2,027	2,025	1,713
(Gain)/loss on sale of real estate owned	(57,974)	-	(61,303)	-	-
Net income/(loss) attributable to noncontrolling interests	2,019	(1,959)	4,325	319	7,278
Total consolidated NOI	$204,852	$211,132	$212,253	$225,465	$215,236

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Combined Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Combined Same-Store Communities: QTD Combined Same-Store Communities represent the QTD UDR Same-Store Communities and the Acquired JV Same-Store Portfolio Communities as a single portfolio, as if the Acquired JV Same-Store Portfolio Communities were 100% owned by UDR during all periods presented.

QTD UDR Same-Store Communities: The Company defines QTD UDR Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

December 31, 2020

(Unaudited)

Stabilized Yield on Developments:  The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiary (“TRS”) focuses on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

Visits: The Company defines Visits as the summation of tours taken by current and prospective residents, whether in-person (where allowed) or by virtual means, for the period indicated.

YTD Combined Same-Store Communities: YTD Combined Same-Store Communities represent the YTD UDR Same-Store Communities and the Acquired JV Same-Store Portfolio Communities as a single portfolio, as if the Acquired JV Same-Store Portfolio Communities were 100% owned by UDR during all periods presented.

YTD UDR Same-Store Communities: The Company defines YTD UDR Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 16(E)

UDR, Inc.

Definitions and Reconciliations

December 31, 2020

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2021 and first quarter 2021 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2021
	Low	High

Forecasted net income per diluted share	$0.13	$0.25
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.16)	(0.16)
Depreciation	1.89	1.89
Noncontrolling interests	0.02	0.02
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$1.87	$1.99
Legal and other costs	-	-
Cost associated with debt extinguishment	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Realized/unrealized gain on unconsolidated investments, net of tax	-	-
Forecasted FFO as Adjusted per diluted share and unit	$1.88	$2.00
Recurring capital expenditures	(0.18)	(0.18)
Forecasted AFFO per diluted share and unit	$1.70	$1.82

	1Q 2021
	Low	High

Forecasted net income per diluted share	$0.14	$0.16
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.16)	(0.16)
Depreciation	0.47	0.47
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.45	$0.47
Legal and other costs	-	-
Cost associated with debt extinguishment	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Realized/unrealized gain on unconsolidated investments, net of tax	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.46	$0.48
Recurring capital expenditures	(0.03)	(0.03)
Forecasted AFFO per diluted share and unit	$0.43	$0.45